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                                  ANNUAL REPORT
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[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
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                                                             New England
                                                             Star Small Cap Fund

                                                               [graphic omitted]
                                                                       Where
                                                                      The Best
                                                                        Minds
                                                                       Meet(R)

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DECEMBER 31, 1998
-----------------

                                                                  FEBRUARY 1999
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[Photo of Bruce R. Speca]

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"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500")
- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks - came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

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Not FDIC insured                 May lose value                No bank guarantee
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

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO


PROGRESS ON THE Y2K FRONT
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New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

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                         NEW ENGLAND STAR SMALL CAP FUND
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                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------
[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the Star Small Cap Fund's Class A shares compared to Russell 2000. The data points to this chart are as follows:]

                      NAV                 MSC                R2000
12/31/96            $10,000             $ 9,425             $10,000
    3/97            $ 9,352             $ 8,814             $ 9,483
    6/97            $11,040             $10,405             $11,020
    9/97            $13,160             $12,403             $12,660
   12/97            $12,697             $11,966             $12,236
    3/98            $14,126             $13,314             $13,467
    6/98            $13,341             $12,574             $12,839
    9/98            $10,292             $ 9,701             $10,252
   12/98            $12,956             $12,211             $11,924

These illustrations represent past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will differ from that shown based on differences in fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR SMALL CAP FUND
--------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98
--------------------------------------------------------------------------------
   CLASS A (Inception 12/31/96)        1 YEAR         SINCE INCEPTION
   Net Asset Value(1)                     2.1%               13.8%
   With Max. Sales Charge(2)             -3.8                10.5
--------------------------------------------------------------------------------
   CLASS B (Inception 12/31/96)        1 YEAR         SINCE INCEPTION
   Net Asset Value(1)                    1.3%                13.0%
   With CDSC(3)                         -3.7                 11.2
--------------------------------------------------------------------------------
   CLASS C (Inception 12/31/96)        1 YEAR         SINCE INCEPTION
   Net Asset Value(1)                    1.3%                13.0%
   With CDSC(3)                          0.3                 13.0
--------------------------------------------------------------------------------
   COMPARATIVE PERFORMANCE             1 YEAR         SINCE INCEPTION
   Russell 2000 Index(4)                -2.5%                 9.2%
   Lipper Small Cap Average(5)          -0.3                  9.6
   Morningstar Small Growth Average(6)   4.8                 10.8
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

NOTES TO CHARTS (PAGES 1 & 2)

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance for Class B shares assumes a maximum 5% sales charge is applied to a redemption. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4) Russell 2000 Small Stock Index is a popular measure of the stock price performance of small companies. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly.
(5) Lipper Small Cap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc., an independent mutual fund ranking service.
(6) Morningstar Small Growth Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives, as calculated by Morningstar Inc., an independent mutual fund ranking service.

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                         NEW ENGLAND STAR SMALL CAP FUND
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                                                OVERVIEW: HOW THE FUND PERFORMED
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For small-cap investors, 1998 was a year of frustration. Despite attractive earnings, low prices and relatively little exposure to the world's financial trouble spots, investors continued to avoid smaller-company stocks in favor of large-company stocks. As a result, returns on small-cap stocks significantly lagged those of their large-cap counterparts.

New England Star Small Cap Fund is composed of four separate portfolio segments, each managed by a different leading investment management firm. This multiple-adviser approach is the essence of the Star concept. It provides a means to diversify among not just individual securities but investment styles and strategies as well.

For the 12-month period that ended December 31, 1998, Class A shares at net asset value generated a 2.1% total return, reflecting a $0.29 per share gain to $15.66 and a $0.02 per share capital gains distribution. For the same period the Russell 2000, an index of small-cap stocks, generated a total return of -2.5%.

In 1998, the investment environment for equity investors was nearly ideal, although volatile. Economic growth was robust, and interest rates and inflation were relatively low. Normally, such an environment would have been positive for small-cap stocks. However, concerns about the economic and financial problems of several foreign countries dominated market sentiment. As is often the case, during times of uncertainty in the financial markets investors gravitate toward securities they believe carry the least amount of risk. In 1998, investors flocked to the familiar -- large, well known companies that offered liquidity and relative safety. In this environment, small-cap stocks suffered, although they showed strength toward the end of the year.

The year began on a positive note for small-cap investors. During the first quarter, small-cap stocks rallied, producing strong gains. A brief pullback in stock prices in the second quarter caused small-caps to give back some of their earlier gains, but it was the dramatic change in the investment environment in the third quarter that prompted many investors to abandon small-caps. While economic fundamentals in the United States and other developed markets remained strong, the unresolved financial and economic troubles in the emerging markets of Asia, Latin America and Russia intensified. In August, Russia devalued its currency, further exacerbating existing problems in emerging markets. A domino effect spread throughout world financial markets, as investors indiscriminately sold assets that carried the slightest hint of risk. While all stocks suffered during the period of heavy selling, small-cap stocks were particularly hard-hit. In the third quarter, small-cap stocks, as measured by the Russell 2000 Index, plummeted 20.2%.

During the final months of 1998, the stock market regained its footing. In a relatively short time span, the Federal Reserve Board lowered short-term interest rates three times, restoring a measure of confidence in the U.S. economy and stock market. Investors returned to the market, but the "big is beautiful" theme that had dominated the market for more than a year persisted. However, by year-end, a flurry of buying activity in the small-cap sector produced some solid gains and a narrowing of the performance gap between large-cap and small-cap stocks.

Looking ahead, we believe there are compelling reasons for investing in small-company stocks. Their values relative to large-cap stocks are more favorable than they have been in 20 years. They have the potential for faster earnings growth than the broader market or the economy as a whole and are available at low prices. Because small companies depend primarily on U.S. markets for most of their product sales, they are less vulnerable to the economic troubles of world markets. In addition to these characteristics, we believe the Federal Reserve Board's position on interest rates should benefit small-cap stocks. Small-cap stocks often perform well following interest rate cuts.

Though the four portfolio segments of New England Star Small Cap Fund are managed autonomously, the chart below gives you a general sector profile of the Fund as a whole. On the following pages, commentary from each of the portfolio managers will give you insight into their investment styles and market perspectives.

                                       YOUR FUND'S 10 LARGEST SECTORS - 12/31/98

                                                 % OF
     SECTOR                                    NET ASSETS
-------------------------------------------------------------------------------
 1.  SOFTWARE                                     9.8
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 2.  BUSINESS SERVICES                            8.5
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 3.  RETAIL                                       6.3
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 4.  HEALTH CARE -- SERVICES                      4.9
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 5.  COMPUTER SOFTWARE & SERVICES                 4.0
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 6.  BANKS & THRIFTS                              3.8
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 7.  BROADCASTING                                 3.6
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 8.  CONSUMER GOODS & SERVICES                    3.6
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 9.  FOOD & BEVERAGES                             3.3
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10.  COMMUNICATIN SERVICES                        3.1
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Portfolio holdings and asset allocations will vary.

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                        NEW ENGLAND STAR SMALL CAP FUND
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                MONTGOMERY ASSET MANAGEMENT, LLC -- ANDREW PRATT
-------------------------------------------------------------------------------

Note to shareholders: The following is an overview by portfolio manager Andrew Pratt. While we were producing the report, Montgomery Asset Management, LLC, announced a change for this segment of the Fund, which becomes effective March 1, 1999. The new portfolio manager is Kathryn Peters. Portfolio manager Andrew Pratt remains with the firm. More detailed information is included in a supplement to the Fund's prospectus dated February 12, 1999, which appears on page 29 of this report.

Throughout 1998, we maintained our investment strategy of combining value and growth criteria to uncover companies that we believe are fundamentally sound. We found, however, that deteriorating business conditions in certain small-cap areas resulted in a shrinking number of companies that met our investment criteria. Nevertheless, some areas offered particularly attractive opportunities.

For example, we favored technology stocks. As sentiment turned negative toward companies with exposure to troublesome Asian economies, investors indiscriminately sold these stocks. Even companies that do little or no business in Asia were affected by the general sell-off in this sector. When technology stocks produced strong gains in the fourth quarter of 1998, companies that did particularly well included those which had strong economic fundamentals and which depended on the United States or the more vibrant European markets for product sales. Two examples are Bool and Babbage, a company that makes software that helps stabilize computer networks, and Jack Henry, a firm that creates Year 2000 compliance software for banks.

While we sought to avoid investments that had significant exposure to Asian economic and financial problems, we were not completely immune to them. One of the portfolio's disappointing investments was P Com Inc., a company that makes microwave radios for wireless communications. As some Asian economies went into recession, prices on such products declined rapidly.

Looking ahead, we are optimistic about the promising future for small-cap stocks. Although uncertainty continues to permeate both U.S. and foreign economies, governments and central banks in the major industrialized countries have made concerted efforts to address global economic issues. We believe their actions could improve the prospects for both economic growth and corporate profits in 1999. The main concern in our outlook is a possible decline in corporate profits driven by continued problems in the global economy.

LARGEST HOLDINGS IN MONTGOMERY SEGMENT
-------------------------------------------------------------------------------

                                    % OF             % OF
                                SEGMENT ASSETS    FUND ASSETS
-------------------------------------------------------------------------------

  1. Acxiom Corp.                     4.3             0.9
  2. Catalina Marketing               4.3             0.9
  3. Tetra Tech, Inc.                 3.8             0.8
  4. Orthodontic Centers of America   3.6             0.8
  5. Synopsys, Inc.                   3.6             0.8
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Loomis, Sayles & Company, L.P. -- Christopher Ely, Philip Fine & David Smith
-------------------------------------------------------------------------------

Despite strong fundamentals and attractive valuations, small-cap stocks performed poorly during the 12-month period. Why? In uncertain times, investors tend to seek the perceived safety and liquidity of large-cap stocks. In addition, the increased popularity of index funds and foreign demand for large-company stocks fueled the large-cap investment trend. By early October, the gap in performance between large-cap and small-cap stocks reached unprecedented levels. Then, in three steps, the Federal Reserve Board lowered short-term interest rates, igniting a strong rally in financial markets around the world. Small-cap stocks performed well, recovering from their early October lows and slightly narrowing the performance gap with large-cap stocks.

Throughout 1998, the segment remained fully invested in small-cap stocks that reflected our growth style of investing. As a result, our segment of the Fund produced a small gain for the year. We are proud of this result in light of the difficult environment small stocks faced in 1998. The other key to performance in 1998 was stock selection. Our bottom-up, fundamental research approach helped us identify many investment opportunities. Technology stocks were particularly beneficial. For example, Metromedia Fiber Networks was the segment's best performer in 1998. The stock rose from $4 a share at the start of the year to $33 a share by the end of the year, a one-year gain of 725%. Metromedia's network of fiber optic cables in major cities throughout the United States is a valuable asset in the new era of digital communications.

Our focus is on stock picking, not forecasting the economy. Nevertheless, there are macroeconomic issues to consider when selecting stocks. The Year 2000 computer problem, which has been widely discussed in the press, is such an issue. The "Y2K" problem, as it is called, could have an impact on some of the segment's holdings. Fortunately, most of the companies in which we invest are young and, therefore, use newer Y2K compliant systems. We believe the Y2K problem will manifest itself in unexpected ways, but is unlikely to seriously disrupt the economy or the companies in which we invest. Our best defense against the problem is to stay focused on picking high quality companies and remaining responsive to Y2K problems, should they occur.

Despite global turmoil, the Y2K question and uncertainty in the domestic political arena, we believe 1999 will be another year of growth. Low U.S. interest rates, solid fundamentals and attractive valuations appear to favor small growth stocks. We plan to maintain our stock selection discipline and remain fully invested.

--------------------------------------------------------------------------------
    Robertson, Stephens & Company Investment Management, L.P. -- John Wallace
--------------------------------------------------------------------------------

Note to shareholders: While we were producing this report, members of senior management of Robertson Stephens agreed to purchase Robertson Stephens Investment Management Co., Inc., from BankAmerica Corporation in a transaction expected to be completed in March 1999. Robertson Stephens will continue to serve as subadvisor and segment co-managers will continue to manage the fund segment. More detailed information is included in a supplement to the Fund's prospectus dated February 12, 1999, appearing on page 29 of this report.

The segment benefited from a robust fourth quarter and ended the year with strong positive performance, far exceeding small-company stock indexes.

Calendar year 1998 was a volatile and difficult time for small-cap investors. During the 12 months, investors experienced a short but major bear market in which small-caps declined 30% to 60% on average from April through October. In managing the segment, we continued to seek companies with improving business fundamentals that we believe are positioned for considerable growth.

Despite the market downturn, selected stocks had a positive impact on performance. A 10% weighting in media stocks, specifically in cable and programming/content companies, was very positive. Companies such as TCI Ventures Group and MediaOne Group generated very strong returns. Technology stocks, which accounted for 15% to 25% of assets throughout the year, included outstanding performers such as Komag, Electronics For Imaging, Macromedia, and Creative Computers Applications.

LARGEST HOLDINGS IN ROBERTSON STEPHENS SEGMENT
-------------------------------------------------------------------------------

                                  % OF             % OF
                              SEGMENT ASSETS    FUND ASSETS
-------------------------------------------------------------------------------

  1. Novell, Inc.                  2.6             0.8
  2. Millennium Pharmaceuticals    2.5             0.7
  3. MediaOne Group, Inc.          2.4             0.7
  4. Netscape Communictions Corp.  2.4             0.7
  5. National Media Corp.          2.2             0.6
-------------------------------------------------------------------------------

Investments that held back performance included energy companies and some telecommunications and paging service stocks. We continue to believe these investments offer excellent risk/reward potential, but we will not hesitate to cut our losses if industry or company fundamentals deteriorate.

During the year, large-cap stocks continued to dominate the investment environment, and both the Standard & Poor's 500 Stock Index (S&P 500) and the Dow Jones Industrial Average registered their fourth consecutive year of positive performance. The "big is beautiful" theme has overshadowed small-cap performance since 1994, as restructuring, mergers and global exposure have contributed to superior results for large-cap companies. There are indications, however, that this situation could change in 1999 as large-cap companies incur profitability problems at a time when their valuations are at record high levels. The deflationary forces of global excess capacity coupled with slowing demand in most emerging markets have already had a negative effect on the profits of some multinationals.

Not only do we expect profitability of smaller, more domestically oriented companies to be stronger, but we believe there are several factors in place that bode well for a prolonged period of dominance for small-caps. The first is the Federal Reserve's stance on interest rates. During 1998, the Fed lowered short term interest rates three times. These cuts are significant for small-caps as pointed out by a study conducted by Prudential Securities in late 1998. The study indicates that in eight of the last ten periods analyzed, small-caps outperformed large-caps by an average of 8% 12 months after the Fed began cutting rates. We believe the interest rate environment will continue to be favorable for all equities, especially small-caps in 1999. A second factor that we believe will lead to small-cap outperformance is the current valuation gap between small and large-cap companies. The last time such a large valuation gap existed was in 1974, which was followed by a seven-year period in which small-cap stocks outperformed large-caps.

--------------------------------------------------------------------------------
                  Oakmark/Harris Associates L.P. -- Steven Reid
--------------------------------------------------------------------------------

During the 12-month period that ended December 31, 1998, we maintained our value approach, focusing in stocks selling below their intrinsic value that we believe should perform well over the long term.

The investment environment for small-cap value investors continued to be difficult. Despite a positive economic market environment, investors tended to favor large-company stocks, particularly those in the technology and Internet areas. During the market drop that occurred in July and August, prices on small-cap value stocks declined significantly more than prices on larger company stocks.

While we believe the retreat from small-cap stocks was extreme, we took advantage of the low prices to purchase shares of high quality companies. We added more new investments to the portfolio during the second half of the year than at any other time since the Fund's inception. For example, we purchased Prime Hospitality Corp., a hotel chain. We were attracted to the company because of its low valuation and potential for a strong increase in price. In the past few months, a lack of credit in the real estate sector halted financing for hotel projects. Recently, more funding has become available for hotels to expand their facilities and their services. We also added Symantec Corp., a company that produces anti-virus software for personal computers. We believe Symantec Corp. has a very strong balance sheet and strong revenues and earnings potential.

LARGEST HOLDINGS IN OAKMARK/HARRIS SEGMENT
-------------------------------------------------------------------------------

                                  % OF             % OF
                              SEGMENT ASSETS    FUND ASSETS
-------------------------------------------------------------------------------

  1. People's Bank                 7.2             1.6
  2. U.S. Industries, Inc.         6.5             1.4
  3. Department 56, Inc.           5.2             1.1
  4. Catellus Development          5.0             1.1
  5. Symantec Corp.                3.8             0.8
-------------------------------------------------------------------------------

During the second half of the year, we eliminated two long-term holdings from the portfolio. We sold Cablevision Systems when it reached our price target. Cablevision had been a significant portion of assets and the best performing stock in the segment. In addition, Clorox Co. acquired First Brands Corp, a consumer products company, at a significant profit to the portfolio.

Looking ahead, we believe the great divergence in valuation between large-cap growth companies and smaller value companies provides tremendous opportunities for small-cap value stocks. Toward the end of 1998, we began to see a pick-up in investor interest in small-caps. Throughout the segment's history, we have found that being consistent with our investment style has paid off. We believe small-cap value stocks are solid long-term investments, and the key to being a successful value investor is to seek companies that are fundamentally attractive with the potential for producing strong returns several years out.

The opinions expressed are those of the managers and advisers and are subject to change. The occurrence of forecasted events and predictions is not certain and cannot be assured. The portfolio is actively managed and holdings are subject to change.

The Fund invests in foreign securities which involves special risks. Investments in small-cap companies involve greater risk than is customarily associated with more established companies. This Fund invests in derivative securities for hedging purposes. See a prospectus for more complete information.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of December 31, 1998


COMMON STOCK--93.8% OF TOTAL NET ASSETS

SHARES        DESCRIPTION                                        VALUE
------        -----------                                        -----
              AIRLINES--0.4%
 20,100       Atlantic Coast Airlines, Inc. ................  $   502,500
                                                              -----------
              APPAREL--0.4%
 15,000       Jones Apparel Group (c) ......................      330,938
 15,000       Reebok International, Ltd. (c) ...............      223,125
                                                              -----------
                                                                  554,063
                                                              -----------
              AUTOMOTIVE--1.7%
 15,000       SPX Corp. (c) ................................    1,005,000
 25,000       Standard Motor Products, Inc. ................      606,250
 30,000       Stoneridge, Inc. (c) .........................      682,500
                                                              -----------
                                                                2,293,750
                                                              -----------
              BANKS & THRIFTS--3.8%
 45,000       America Bank Note Holographic, Inc. ..........      787,500
 31,250       BankAtlantic Bancorp, Inc. ...................      201,172
 23,150       Commercial Federal ...........................      536,791
 32,200       FirstFed Financial (c) .......................      575,575
 20,000       Niagara Bancorp, Inc. (c) ....................      210,000
 30,000       Northwest Bancorp, Inc. ......................      292,500
 75,000       People's Bank ................................    2,071,875
 17,000       Staten Island Bancorp, Inc. ..................      338,937
                                                              -----------
                                                                5,014,350
                                                              -----------
              BIOTECHNOLOGY--0.7%
 37,000       Millennium Pharmaceuticals (c) (d) ...........      957,375
                                                              -----------
              BROADCASTING--3.6%
 17,000       Adelphia Communications Corp. ................      777,750
 40,000       Ascent Entertainment Group, Inc. (c) .........      295,000
 13,900       Citadel Communications Corp. .................      359,663
 11,000       Comcast ......................................      645,562
 20,000       MediaOne Group, Inc. (c) .....................      940,000
 12,900       Metro Networks (c) ...........................      549,862
 80,000       National Media Corp. .........................      855,000
 50,000       The Kushner-Locke Co. ........................      371,875
                                                              -----------
                                                                4,794,712
                                                              -----------
              BUILDING & RELATED--2.6%
 21,400       Champion Enterprises (c)                            585,825
 40,700       D.R.Horton ...................................      936,100
 37,500       Interface, Inc. ..............................      348,047
 20,000       Kaufman & Broad Home .........................      575,000
 12,800       Manitowoc Co. ................................      568,000
 20,000       TJ International, Inc. .......................      513,750
                                                              -----------
                                                                3,526,722
                                                              -----------
              BUSINESS SERVICES--8.5%
 14,500       Abacus Direct Corp. (c) ......................      659,750
 27,600       BA Merchant Services (c) .....................      555,450
 16,100       Caribiner International (c) ..................      146,913
 18,100       Catalina Marketing (c) .......................    1,237,587
 35,000       CellNet Data Systems (c) .....................      175,000
 25,000       Cendant Corp. (c) ............................      476,563
 40,000       Condor Technology Solutions (d) ..............      400,000
 19,000       CSG Systems International, Inc. (c) ..........    1,501,000
  9,800       Fair Issac & Co. .............................      452,638
 48,700       HA-LO Industries (c) .........................    1,832,337
 29,200       Interim Services (c) .........................      682,550
  9,100       Lason Inc. (c) ...............................      529,506
 10,018       NOVA Corp. (c) ...............................      347,499
 15,000       Saville Systems plc (ADR) (c) ................      285,000
 40,350       Tetra Tech, Inc. (c) .........................    1,091,972
 23,100       TMP Worldwide, Inc. (c) ......................      970,200
                                                              -----------
                                                               11,343,965
                                                              -----------
              CHEMICALS--1.1%
 57,000       Ferro Corp. ..................................    1,482,000
                                                              -----------
              COAL--0.4%
 31,100       Westmoreland Coal Co. ........................      552,025
                                                              -----------

              COMMUNICATION SERVICES--3.1%
 10,650       Exodus Communications, Inc. ..................      684,262
 12,400       Metromedia Fiber Network (c) .................      415,400
 55,000       Novell, Inc. (c) .............................      996,875
 14,100       Pacific Gateway Exchange, Inc. ...............      677,681
 57,500       PageMart Wireless (c) (d) ....................      319,844
 30,000       Powerwave Technologies, Inc. .................      558,750
 22,000       SkyTel Communications, Inc. ..................      486,750
                                                              -----------
                                                                4,139,562
                                                              -----------
              COMPUTER SOFTWARE &
              SERVICES--4.0%
 40,000       Acxiom Corp. (c) .............................    1,240,000
 22,300       Analysts International .......................      429,275
 10,000       Complete Busines Solutions, Inc. .............      338,750
 30,500       Computer Task Group ..........................      827,312
 22,500       Digital Courier Technologies .................      160,313
 12,500       National Data Corp. ..........................      608,594
  6,800       Sapient Corp. ................................      380,800
 50,000       Symantec Corp. (c) ...........................    1,087,500
 10,000       USWeb Corp. ..................................      263,750
                                                              -----------
                                                                5,336,294
                                                              -----------
              COMPUTERS & BUSINESS
              EQUIPMENT--0.9%
 17,550       Cybex Computer Products Corp. ................      515,531
 16,200       Network Appliance (c) ........................      729,000
                                                              -----------
                                                                1,244,531
                                                              -----------
              COMPUTER HARDWARE--1.5%
 30,000       Digi International (c) .......................      333,750
 25,000       FORE Systems (c) .............................      457,812
 25,000       Micron Electronics (c) .......................      432,813
 20,000       Sequent Computer Systems, Inc. ...............      241,250
   6,500       Sun Microsystems, Inc. (c) ..................      556,562
                                                              -----------
                                                                2,022,187
                                                              -----------
              CONSUMER GOODS &
              SERVICES--3.6%
 36,000       Education Management (c) .....................      850,500
 20,000       First Brands Corp. ...........................      788,750
 23,300       Libbey, Inc. .................................      674,244
 45,000       P. H. Glatfelter .............................      556,875
 50,000       R.G. Barry Corp. (c) .........................      550,000
 12,800       Regis Corp. ..................................      512,000
 20,000       Scotsman Industries, Inc. ....................      411,250
206,657       U-Ship, Inc. (c) .............................      387,482
 25,000       U-Ship, Inc., Warrants .......................       36,440
                                                              -----------
                                                                4,767,541
                                                              -----------
              DIVERSIFIED CONGLOMERATES--1.4%
100,000       U.S. Industries, Inc. (c) ....................    1,862,500
                                                              -----------
              DRUGS & HEALTH CARE--2.5%
 35,000       Alkermes, Inc. ...............................      776,563
 14,600       Anesta Corp. .................................      388,725
  9,700       Coulter Pharmaceutical, Inc. .................      291,000
 10,200       Emisphere Technologies, Inc. .................      159,375
 14,400       ICOS Corp. ...................................      428,400
  3,900       Medimmune, Inc. (c) ..........................      387,806
 32,400       Playtex Products (c) .........................      520,425
  4,000       Sepracor, Inc. (c) ...........................      352,500
                                                              -----------
                                                                3,304,794
                                                              -----------
              ELECTRONIC COMPONENTS--2.6%
  9,450       Applied Micro Circuits Corp. .................      321,005
 20,000       Level One Communications, Inc. ...............      710,000
  7,300       Micrel, Inc. .................................      401,500
 10,600       PMC-Sierra, Inc. .............................      669,125
  2,900       QLogic Corp. .................................      379,538
  3,800       Rambus, Inc. (c) .............................      365,750
 19,300       Sipex Corp. (c) ..............................      677,912
                                                              -----------
                                                                3,524,830
                                                              -----------
              ELECTRONICS--2.2%
 37,500       Adaptec, Inc. (c) (d) ........................      658,594
 22,800       ATMI, Inc. (c) ...............................      575,700
  7,400       Conexant Systems, Inc. .......................      123,950
  9,300       Flextronics International ....................      796,312
 14,300       Novellus Systems, Inc. .......................      707,850
                                                              -----------
                                                                2,862,406
                                                              -----------
              FINANCE--1.2%
 35,000       ARM Financial Group ..........................      776,563
 15,000       Duff & Phelps Credit Rating ..................      822,187
                                                              -----------
                                                                1,598,750
                                                              -----------
              FINANCIAL SERVICES--1.2%
 50,000       AMRESCO, Inc. ................................      437,500
 20,200       Healthcare Financial Partners, Inc. ..........      805,475
  8,400       Profit Recovery Group International, Inc. ....      314,475
                                                              -----------
                                                                1,557,450
                                                              -----------
              FOOD & BEVERAGES--3.3%
 35,750       Hain Food Group, Inc. ........................      893,750
 20,000       International Multifoods .....................      516,250
 40,000       M&F Worldwide ................................      402,500
 50,000       Ralcorp Holdings, Inc. (c) ...................      912,500
 16,900       The Earthgrains Co. ..........................      522,844
 40,000       Triarc Companies, Inc. (c) ...................      640,000
 20,000       Vlasic Foods International, Inc. .............      476,250
                                                              -----------
                                                                4,364,094
                                                              -----------
              HEALTH CARE -- MEDICAL
              TECHNOLOGY--1.6%
 13,400       Cooper Cos. (c) ..............................      277,212
 47,500       Endocardial Solutions, Inc. (d) ..............      475,000
  4,400       MiniMed, Inc. ................................      460,900
 11,500       Osteotech, Inc. ..............................      534,750
  8,200       ResMed, Inc. .................................      372,075
                                                              -----------
                                                                2,119,937
                                                              -----------
              HEALTH CARE -- SERVICES--4.9%
 15,000       Alternative Living Services ..................      513,750
 50,000       Balanced Care Corp. (d) ......................      400,000
 25,000       Brookdale Living Communities, Inc. ...........      487,500
 24,900       Medquist, Inc. (c) ...........................      983,550
 53,400       Orthodontic Centers of America (c) ...........    1,037,962
 15,700       Province Healthcare Co. ......................      563,238
 19,300       Renal Care Group .............................      556,081
 12,200       Serologicals Corp. ...........................      366,000
 17,100       Sierra Health Services, Inc. (c) .............      360,169
 23,300       Sunrise Assisted Living, Inc. (c) (d) ........    1,208,687
                                                              -----------
                                                                6,476,937
                                                              -----------
              HOTELS & RESTAURANTS--0.8%
 18,400       P.F. Chang's China Bistro, Inc. ..............      418,600
 16,000       Papa John's International (c) ................      706,000
                                                              -----------
                                                                1,124,600
                                                              -----------
              INDUSTRIAL GOODS & SERVICES--2.7%
 47,300       Binks Manufacturing Co. ......................      780,450
 25,000       Columbus McKinnon ............................      450,000
 15,000       HB Fuller Co. ................................      721,875
 60,000       MagneTek, Inc. (c) ...........................      693,750
 30,000       Teekay Shipping Corp. ........................      564,375
 22,500       Watts Industries, Inc. .......................      374,062
                                                              -----------
                                                                3,584,512
                                                              -----------
              INFORMATION SERVICES--0.2%
 15,000       Nielsen Media Research, Inc. .................      270,000
                                                              -----------

              INSURANCE--1.1%
 15,100       Annuity & Life Re Holdings ...................      405,813
 20,000       The MONY Group, Inc. (c) .....................      626,250
 11,750       W. R. Berkley Corp. ..........................      400,234
                                                              -----------
                                                                1,432,297
                                                              -----------
              INTERNET CONTENT--0.2%
  5,900       CNET, Inc. ...................................      314,175
                                                              -----------
              INVESTMENT COMPANIES--0.7%
 20,000       TCI Ventures Group (c) .......................      471,250
 18,000       Waddell & Reed Financial, Inc. ...............      426,375
                                                              -----------
                                                                  897,625
                                                              -----------
              LEISURE & LODGING--0.5%
 37,500       Acclaim Entertainment, Inc. ..................      459,375
 25,000       Global Vacation Group, Inc. ..................      215,625
                                                              -----------
                                                                  675,000
                                                              -----------
              MACHINERY--0.8%
 20,000       D T Industries ...............................      315,000
 10,000       Graco, Inc. ..................................      295,000
 25,000       Northwest Pipe Co. (c) .......................      403,125
                                                              -----------
                                                                1,013,125
                                                              -----------
              MANUFACTURING--0.5%
 40,000       Commscope, Inc. (d) ..........................      672,500
                                                              -----------
              MORTGAGE--0.2%
 36,000       Franchise Mortgage Acceptance (c) ............      279,000
                                                              -----------
              MUTUAL FUNDS--0.4%
 28,000       WEBS Index Fund, Inc., HK Index Series .......      262,500
 30,000       WEBS Index Fund, Inc., JP Index Series .......      307,500
                                                              -----------
                                                                  570,000
                                                              -----------
              PACKAGING--0.7%
 10,000       AptarGroup, Inc. .............................      280,625
 28,300       Ivex Packaging (c) ...........................      657,975
                                                              -----------
                                                                  938,600
                                                              -----------
              PAPER & FOREST PRODUCTS--0.1%
  5,000       Schweitzer-Mauduit International, Inc. .......       77,188
                                                              -----------
              PETROLEUM SERVICES--0.3%
375,000       Bonus Resource Services Corp. ................      368,008
                                                              -----------
              PUBLISHING--1.0%
 18,400       Big Flower Holdings (c) ......................      405,950
 17,200       Lamar Advertising (c) ........................      640,700
 16,500       Ziff-Davis, Inc. (c) .........................      260,906
                                                              -----------
                                                                1,307,556
                                                              -----------
              REAL ESTATE--1.8%
100,000       Catellus Development (c) .....................    1,431,250
 90,000       Prime Hospitality (c) ........................      950,625
                                                              -----------
                                                                2,381,875
                                                              -----------
              RETAIL--6.3%
 21,750       99 Cents Only Stores .........................    1,068,469
 19,200       AnnTaylor Stores .............................      757,200
 20,000       Chico's FAS (c) ..............................      467,500
  9,500       Creative Computers, Inc. .....................      301,625
 40,000       Department 56, Inc. ..........................    1,502,500
 20,000       Hollywood Entertainment Corp. ................      545,000
193,500       Krause's Furniture (c) .......................      326,531
 22,300       Linens'n Things ..............................      883,637
 80,000       Paul Harris Stores, Inc. .....................      650,000
 35,000       PETsMART, Inc. (c) ...........................      385,000
 23,500       The Men's Wearhouse, Inc. (c) ................      746,125
 75,000       Ugly Duckling Corp. (c) ......................      346,875
  8,500       Whole Foods Market, Inc. (c) .................      411,188
                                                              -----------
                                                                8,391,650
                                                              -----------
              RETAIL -- SPECIALTY--0.1%
 14,000       Coldwater Creek (c) ..........................      192,500
                                                              -----------
              SEMI-CONDUCTORS--0.6%
 42,100       Actel Corp. (c) ..............................      842,000
                                                              -----------
              SOFTWARE--9.8%
 10,000       Check Point Software Technolgies, Ltd. .......      458,125
 12,200       Concord Communications, Inc. (c) .............      692,350
 35,000       Discreet Logic, Inc. .........................      660,625
 14,600       Documentum, Inc. (c) .........................      780,187
 78,900       DSET Corp. ...................................      818,587
 15,000       Egghead, Inc. ................................      312,188
 15,000       Electronics For Imaging (c) ..................      602,812
 23,700       Geotek Communications Corp. (c) ..............      882,825
 12,500       Hyperion Solutions Corp. .....................      225,000
 15,000       IMRglobal Corp. ..............................      441,563
 62,000       Information Advantage, Inc. ..................      468,875
 33,000       INSO Corp. ...................................      825,000
 45,000       JDA Software Group (c) .......................      435,938
 23,900       Macromedia, Inc. (c) .........................      805,131
 19,300       NetGravity, Inc. .............................      323,275
 15,000       Netscape Communications Corp. ................      911,250
 10,000       New Era of Networks, Inc. ....................      440,000
 25,000       Secure Computing Corp. (d) ...................      476,563
 19,100       Synopsys, Inc. (c) ...........................    1,036,175
 65,000       System Software Associates, Inc. .............      457,031
 44,000       VIASOFT, Inc. ................................      308,000
 15,100       Wind River Systems (c) .......................      709,700
                                                              -----------
                                                               13,071,200
                                                              -----------
              SPECIALTY PRINTING--0.3%
 11,200       World Color Press, Inc. (c) ..................      340,900
                                                              -----------
              STEEL--0.3%
 10,500       Carpenter Technology .........................      356,344
                                                              -----------
              TECHNOLOGY--2.0%
 21,400       Kronos, Inc. (c) .............................      948,287
 23,000       Manugistics Group, Inc. (c) ..................      287,500
 23,900       SBS Technologies, Inc. (c) ...................      442,150
 11,200       Waters Corp. (c) .............................      977,200
                                                              -----------
                                                                2,655,137
                                                              -----------
              TELECOMMUNICATION--2.0%
 45,000       CapRock Communications Corp. (d) .............      300,937
 15,800       Dycom Industries, Inc. .......................      902,575
 35,000       FaxSav, Inc. .................................      216,563
145,000       Metrocall, Inc. ..............................      634,375
 60,000       Startec Global Communications ................      577,500
                                                              -----------
                                                                2,631,950
                                                              -----------
              TELECOMMUNICATION
              EQUIPMENT--1.8%
 28,000       Advanced Fibre Communications ................      306,250
 24,700       Aspect Telecommunications Corp. (c) ..........      426,075
 13,000       Comverse Technology (c) ......................      923,000
 10,600       Uniphase Corp. (c) ...........................      735,375
                                                              -----------
                                                                2,390,700
                                                              -----------
              TOYS & AMUSEMENTS--0.6%
 21,500       Action Performance Cos. (c) ..................      760,563
                                                              -----------
              TRUCKING & FREIGHT
              FORWARDING--0.8%
 75,000       Simon Transportation Services, Inc. ..........      435,938
 20,000       USFreightways Corp. ..........................      582,500
                                                              -----------
                                                                1,018,438
                                                              -----------
 Total Common Stock (Identified Cost $106,652,009) .........  124,760,718
                                                              -----------

OPTIONS--0.4%

    CONTRACTS             DESCRIPTION                                              VALUE(a)
--------------------------------------------------------------------------------------------
    150        America Online, Inc., 160 Call, 1/16/1999 ................        $  120,000
    100        Cisco Systems, Inc., 80 Call, 1/16/1999 ..................           146,250
    250        Microsoft Corp., 130 Call, 1/16/1999 .....................           259,375
     75        Microsoft Corp., 145 Call, 1/16/1999 .....................            14,063
                                                                                 -----------
                          Total Options (Identified Cost $301,881) ......           539,688
                                                                                 -----------

SHORT TERM INVESTMENTS--2.4%

   FACE
  AMOUNT
-------------------------------------------------------------------------------------------------
 $1,561,000        Repurchase Agreement with State Street Bank & Trust Co.
                     dated 12/31/1998 at 4.00% to be repurchased at
                     $1,561,694 on 1/04/1999, collateralized by 1,175,000
                     U.S. Treasury Bond 8.125% due 8/15/2019 with a value of
                     $1,605,779 (d) .........................................      $  1,561,000
  1,615,000        Repurchase Agreement with State Street Bank & Trust Co.
                     dated 12/31/1998 at 4.50% to be repurchased at
                     $1,615,808 on 1/04/1999, collateralized by 1,210,000
                     U.S. Treasury Bond 8.125% due 8/15/2019 with a value of
                     $1,653,609 .............................................         1,615,000
                                                                                   ------------
                   Total Short Term Investments (Identified Cost $3,176,000)          3,176,000
                                                                                   ------------
                   Total Investments--96.6% (Identified Cost $110,129,890)
                     (b) ....................................................       128,476,406

                   Other assets less liabilities ............................         4,505,652
                                                                                   ------------
                   Total Net Assets--100% ...................................      $132,982,058
                                                                                   ============


SECURITIES SOLD SHORT

      SHARES
---------------------------------------------------------------------------------------------------------
      1,300  Creditrust Corp. .........................................            $     33,150
     10,000  Stericycle, Inc. .........................................                 161,250


SECURITIES SOLD SHORT AGAINST THE BOX
---------------------------------------------------------------------------------------------------------
             3,000  Rambus, Inc. .............................................     $     288,750
                                                                                   -------------
                    Total Securities Sold Short (Total Proceeds $371,100) ....     $     483,150
                                                                                   =============

WRITTEN OPTION CONTRACTS
                                                                                 NET UNREALIZED
                                                                                  APPRECIATION
    CONTRACTS       DESCRIPTION                                                  (DEPRECIATION)
-------------------------------------------------------------------------------------------------
           50  KBW Banking Index, 850 Call, 1/16/1999 ...................      $     44,222
                                                                               ------------
                                                                               $     44,222
                                                                               ============
(a) See Note 1a of Notes to Financial Statements.

(b) Federal Tax Information: At December 31, 1998 the net unrealized appreciation on investments based on cost of $111,577,336 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in
    which there is  an excess of value over tax cost ..............            $ 24,656,354
    Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value ...............              (7,757,284)
                                                                               ------------
    Net unrealized appreciation .....................................          $ 16,899,070
                                                                               ============
(c)         Non-income producing security.
(d)         A portion of this security has been segregrated as collateral for options and short sales.
ADR         An American Depository Receipt is a certificate issued by a U.S.
            bank representing the right to receive securities of the foreign issuer described. The  values of ADR's are significantly
            influenced by trading on exchanges not  located in the United
            States or Canada.


                See accompanying notes to financial statements.

                                STATEMENT OF ASSETS & LIABILITIES

ASSETS
  Investments at value (Identified cost $110,129,890) ......                       $128,476,406
  Cash - Restricted ........................................                          2,080,729
  Receivable for:
    Fund shares sold .......................................                          3,193,013
    Securities sold ........................................                          2,181,080
    Dividends and interest .................................                             20,636
    Unamortized organization expense .......................                             26,013
                                                                                   ------------
                                                                                    135,977,877
LIABILITIES
  Payable for:
    Securities purchased ...................................      $1,395,749
    Open short sales - (proceeds received $371,100) ........         483,150
    Open written options - (proceeds received $62,972) .....          18,750
    Fund shares redeemed ...................................         839,341
  Due to custodial bank ....................................           8,920
  Accrued expenses:
    Management fees ........................................         110,895
    Deferred trustees' fees ................................           3,552
    Accounting and administrative ..........................           3,069
    Other ..................................................         132,393
                                                                  ----------
                                                                                      2,995,819
                                                                                   ------------
NET ASSETS .................................................                       $132,982,058
                                                                                   ============
  Net Assets consist of:
    Capital paid in ........................................                       $114,451,157
    Undistributed net investment income (loss) .............                             (3,552)
    Accumulated net realized gains (losses) ................                            255,765
    Unrealized appreciation (depreciation) on investments,
      securities sold short and written option transactions                          18,278,688
                                                                                   ------------
NET ASSETS .................................................                       $132,982,058
                                                                                   ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($56,161,125 divided by 3,585,459 shares of beneficial
    interest) ..............................................                             $15.66
                                                                                         ======
    Offering price per share (100/94.25 of $15.66) .........                             $16.62*
                                                                                         ======
Net asset value and offering price of Class B shares
  ($61,409,169 divided by 3,979,602 shares of beneficial
    interest) ..............................................                              $15.43**
                                                                                          ======
Net asset value and offering price of Class C shares
  ($15,411,764 divided by 998,564 shares of beneficial
    interest) ..............................................                               $15.43**
                                                                                           ======
 *Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                         See accompanying notes to financial statements.


                                     STATEMENT OF OPERATIONS
Year Ended December 31, 1998

INVESTMENT INCOME
  Dividends (net of foreign taxes of $493) ...................                            $  379,970
  Interest ...................................................                               303,343
                                                                                          ----------
                                                                                             683,313
  Expenses
    Management fees ..........................................      $1,304,538
    Service fees - Class A ...................................         132,793
    Service and distribution fees - Class B ..................         569,200
    Service and distribution fees - Class C ..................         142,047
    Trustees' fees and expenses ..............................          11,087
    Accounting and administrative ............................          35,775
    Custodian ................................................         205,571
    Transfer agent ...........................................         470,517
    Audit and tax services ...................................          44,300
    Legal ....................................................           5,363
    Printing .................................................          59,365
    Registration .............................................          89,795
    Amortization of organization expenses ....................           8,906
    Insurance ................................................           1,333
    Dividend expense on short sales ..........................             900
    Miscellaneous ............................................          19,607
                                                                    ----------
  Total expenses .............................................                             3,101,097
                                                                                          ----------
  Net investment income (loss) ...............................                            (2,417,784)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SECURITIES
  SOLD SHORT AND WRITTEN OPTIONS
  Realized gain (loss) on:
    Investments - net ........................................       1,823,337
    Securites sold short - net ...............................        (125,085)
    Written Options - net ....................................         (79,526)
                                                                    ----------
Total realized gain (loss) on investments, securities sold
  short and written options ..................................       1,618,726
                                                                    ----------
  Unrealized appreciation (depreciation) on:
    Investments - net ........................................       2,822,090
    Securities sold short - net ..............................        (158,764)
    Written Options - net ....................................          44,601
                                                                    ----------
Net unrealized appreciation (depreciation) on investments,
  securities sold short and written options ..................       2,707,927
                                                                    ----------
  Net gain (loss) on investment transactions .................                             4,326,653
                                                                                          ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........                            $1,908,869
                                                                                          ==========

                         See accompanying notes to financial statements.

                                STATEMENT OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------
                                                                     1997                   1998
                                                                 ------------           ------------
FROM OPERATIONS
  Net investment income (loss) .............................     $ (1,317,113)          $ (2,417,784)
  Net realized gain (loss) on investments, securities sold
    short and written options ..............................        3,552,679              1,618,726
  Unrealized appreciation (depreciation) on investments,
    securities sold short and written options ..............       15,570,761              2,707,927
                                                                 ------------           ------------
  Increase (decrease) in net assets from operations ........       17,806,327              1,908,869
                                                                 ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
    Class A ................................................       (1,512,427)               (72,914)
    Class B ................................................       (1,578,060)               (81,808)
    Class C ................................................         (386,249)               (19,163)
                                                                 ------------           ------------
                                                                   (3,476,736)              (173,885)
                                                                 ------------           ------------
  Increase (decrease) in net assets derived from capital
    share transactions .....................................      104,322,991             12,594,454
                                                                 ------------           ------------
  Total increase (decrease) in net assets ..................      118,652,582             14,329,438
NET ASSETS
  Beginning of the year ....................................               38            118,652,620
                                                                 ------------           ------------
  End of the year ..........................................     $118,652,620           $132,982,058
                                                                 ============           ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the year ..........................................     $     (1,357)          $     (3,552)
                                                                 ============           ============

                         See accompanying notes to financial statements.

                                                    FINANCIAL HIGHLIGHTS

                                                 CLASS A                       CLASS B                       CLASS C
                                            ---------------------        ----------------------         ---------------------
                                                 YEAR ENDED                    YEAR ENDED                    YEAR ENDED
                                                DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
                                            ---------------------        ----------------------         --------------------
                                             1997           1998           1997           1998           1997           1998
                                            ------         ------         ------         ------         ------         ------
Net asset value, beginning of
  year (a) ...........................      $12.50         $15.37         $12.50         $15.26         $12.50         $15.26
                                            ------         ------         ------         ------         ------         ------
Income (loss) from investment
  operations
Net investment income (loss) (b) .....       (0.20)         (0.23)         (0.30)         (0.33)         (0.30)         (0.33)
Net realized and unrealized gain on
  investments ........................        3.55           0.54           3.54           0.52           3.54           0.52
                                            ------         ------         ------         ------         ------         ------
Total from investment operations .....        3.35           0.31           3.24           0.19           3.24           0.19
                                            ------         ------         ------         ------         ------         ------
Less distributions
Distributions from net realized
  capital gains ......................       (0.48)         (0.02)         (0.48)         (0.02)         (0.48)         (0.02)
                                            ------         ------         ------         ------         ------         ------
Total distributions ..................       (0.48)         (0.02)         (0.48)         (0.02)         (0.48)         (0.02)
                                            ------         ------         ------         ------         ------         ------
Net asset value, end of year .........      $15.37         $15.66         $15.26         $15.43         $15.26         $15.43
                                            ======         ======         ======         ======         ======         ======
Total return (%) (c) .................       27.0            2.1           26.1            1.3           26.1            1.3
Ratio of operating expenses to average
  net assets (%) .....................        2.20           2.07           2.95           2.82           2.95           2.82
Ratio of net investment income (loss)
  to average net assets (%) ..........       (1.44)         (1.52)         (2.19)         (2.27)         (2.19)         (2.27)
Portfolio turnover rate (%) ..........         140            182            140            182            140            182
Net assets, end of year (000) ........     $52,066        $56,161        $52,616        $61,409        $13,970        $15,412

(a) Fund commenced operations on December 31, 1996.
(b) Per share net investment loss has been calculated using the average shares outstanding during the year.
(c) A sales charge in the case of Class A shares and a contingent deferred sales charge in the case of Class B and Class C shares is not reflected in total return calculations.

                                       See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1998

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks capital appreciation. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the relevant subadvisers under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs, wash sales, post October losses and net investment loss. Permanent book and tax basis differences will result in reclassification to capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

F. SHORT SALES. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of the broker effecting the sale until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund arranges through the broker to borrow the securities and, in doing so, the Fund becomes obligated to replace the securities borrowed at their market value at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the borrowed securities until the securities are replaced. At December 31, 1998, the amount of cash segregated to cover short positions was $483,150. Securities sold short at December 31, 1998 and their related market values are set forth in the portfolio composition.

G. SHORT SALES AGAINST THE BOX. In a short sale against the box, the Fund sells a borrowed security, while at the same time owning an identical security in the portfolio. While the short sale is outstanding, the Fund will not dispose of the security hedged by the short sale.

When the Fund sells short against the box, it will establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale, and the Fund pledges securities or cash as additional collateral. The Fund earns interest from the broker on the proceeds of the short sale and accrues such interest on a daily basis.

H. OPTIONS. The Fund may use options to enhance investment return, or to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

I. ORGANIZATION EXPENSE. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $41,674 in the aggregate, were paid by the Fund and are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998, purchases and sales of securities (excluding short-term investments) were $224,982,554 and $213,465,212 respectively.

Transactions in written options for the year ended December 31, 1998 are summarized as follows:

                                         WRITTEN OPTIONS
                                   ---------------------------
                                   NUMBER OF        PREMIUMS
                                   CONTRACTS        RECEIVED
                                   ---------      ------------
Open at December 31, 1997             (125)       $   (30,871)
Contracts opened                    (6,120)        (4,439,024)
Contracts closed                     6,195          4,406,923
                                   -------        -----------
Open at December 31, 1998              (50)       $   (62,972)
                                   =======        ===========

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 1.05% of the Fund's average daily net assets. NEFM pays the Fund's four investment subadvisers, Harris Associates, L.P., Loomis, Sayles & Company, L.P., Montgomery Asset Management, L.P. and Robertson, Stephens & Company Investment Management, L.P. a subadvisory fee as follows: Harris Associates, L.P., at the annual rate of 0.70% of the average daily net assets of its segment of the Fund, Loomis, Sayles & Company, L.P. and Robertson, Stephens & Company Investment Management, L.P. at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund which that sub-adviser manages, and 0.50% of such assets in excess of $50 million, and Montgomery Asset Management, L.P. at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, and 0.50% of such assets in excess of $50 million.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM, Harris Associates, L.P. and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company (MetLife). Fees earned by NEFM and the sub-advisers under the management agreement in effect during the year ended December 31, 1998, are as follows:

FEES EARNED
-----------
$  546,287          NEFM
   215,690          Harris Associates, L.P.
   170,090          Loomis, Sayles & Company, L.P.
   186,559          Montgomery Asset Management, L.P.
   185,912          Robertson, Stephens & Company Investment
                      Management, L.P.
----------
$1,304,538
==========

The effective management fee for the year ended December 31, 1998 was 1.05%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998, these expenses amounted to $ 35,775 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $333,340 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $2,583 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $132,793 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998 the Fund paid New England Funds $142,300 and $35,512 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $426,900 and $106,535 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $684,044.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                             $632
Meeting Fee                                  152/meeting
Annual Committee Meeting Retainer             95
Annual Committee Chairman Retainer            63

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1997                    DECEMBER 31, 1998
                                          -----------------------------       ------------------------------
CLASS A                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------       ------------       ----------       -------------
Shares sold .........................      7,382,397       $102,447,455       10,007,052       $ 145,480,024
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
  gain ..............................         99,843          1,454,709            5,652              69,350
                                          ----------       ------------       ----------       -------------
                                           7,482,240        103,902,164       10,012,704         145,549,374
Shares repurchased ..................     (4,094,809)       (58,848,512)      (9,814,676)       (142,857,804)
                                          ----------       ------------       ----------       -------------
Net increase ........................      3,387,431       $ 45,053,652          198,028       $   2,691,570
                                          ----------       ------------       ----------       -------------

                                                   YEAR ENDED                          YEAR ENDED
                                                DECEMBER 31, 1997                    DECEMBER 31, 1998
                                          -----------------------------       ------------------------------
CLASS B                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------       ------------       ----------       -------------
Shares sold .........................      3,659,528       $ 49,771,350        1,448,884       $  21,668,586
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
  gain ..............................         98,691          1,428,060            6,043              73,183
                                          ----------       ------------       ----------       -------------
                                           3,758,219         51,199,410        1,454,927          21,741,769
Shares repurchased ..................       (310,396)        (4,301,792)        (923,148)        (13,235,193)
                                          ----------       ------------       ----------       -------------
Net increase ........................      3,447,823       $ 46,897,618          531,779       $   8,506,576
                                          ----------       ------------       ----------       -------------

                                                    YEAR ENDED                          YEAR ENDED
                                                DECEMBER 31, 1997                    DECEMBER 31, 1998
                                          -----------------------------       ------------------------------
CLASS C                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------       ------------       ----------       -------------
Shares sold .........................      1,397,972       $ 19,301,406          415,402       $   6,261,996
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
  gain ..............................         25,323            366,428            1,496              18,135
                                          ----------       ------------       ----------       -------------
                                           1,423,295         19,667,834          416,898           6,280,131
Shares repurchased ..................       (507,874)        (7,296,113)        (333,755)         (4,883,823)
                                          ----------       ------------       ----------       -------------
Net increase ........................        915,421       $ 12,371,721           83,143       $   1,396,308
                                          ----------       ------------       ----------       -------------
Increase derived from capital shares
  transactions ......................      7,750,675       $104,322,991          812,950       $  12,594,454
                                          ==========       ============       ==========       =============

5. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarly for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1998.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of New England Funds Trust I and the Shareholders of NEW ENGLAND STAR SMALL CAP FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Star Small Cap Fund (the "Fund"), a series of New England Funds Trust I, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

SUPPLEMENT DATED FEBRUARY 12, 1999 TO NEW ENGLAND STAR FUNDS PROSPECTUS DATED MAY 1, 1998 AND NEW ENGLAND STOCK FUNDS CLASS Y PROSPECTUS DATED MAY 1, 1998

NEW ENGLAND STAR SMALL CAP FUND

CHANGE IN PORTFOLIO MANAGER
The following supplements the paragraph entitled "Montgomery" in the "Fund Management" section of each prospectus:

  Effective March 1, 1999, Kathryn Peters replaces Andrew Pratt as the portfolio manager of the Montgomery segment of the Fund. Ms. Peters, Vice President of Montgomery, joined the firm in 1995. Prior to 1995 she was an associate in the investment banking division of Donaldson, Lufkin & Jenrette in New York.

CHANGE IN CONTROL
Effective February 12, 1999, the following supplements the paragraph entitled "Robertson Stephens" in the "Fund Management" section of each Prospectus:

  Members of senior management of Robertson Stephens have agreed to purchase Robertson Stephens Investment Management Co. Inc., Robertson Stephens's parent company, from BankAmerica Corporation, in a transaction expected to be completed in March 1999. Robertson Stephens will continue to serve as a subadviser to the Star Small Cap Fund following the transaction, and it is expected that John L. Wallace and John Seabern will continue to serve as co-managers of Robertson Stephens segment of the Fund. The trustees of the New England Funds Trust I approved the continuation of the Star Small Cap Fund's current arrangements with Robertson Stephens following the consummation of the transaction.

NEW ENGLAND STAR ADVISERS FUND

CHANGE IN PORTFOLIO MANAGERS
The following supplements the paragraph entitled "Founders" in the "Fund Management" section of each Prospectus:

  Effective January 1999, the Founders segment of the Star Advisers Fund is managed by Scott A. Chapman and Thomas M. Arrington. Mr. Chapman and Mr. Arrington have been Vice Presidents of Investments at Founders since December 1998. Prior to joining Founders, Mr. Chapman was Vice President and Director of Growth Strategy and Mr. Arrington served as Vice President and Director of Income Equity Strategy at HighMark Capital Management.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

                                NEW ENGLAND FUNDS

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

  This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD).
       As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
   The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

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  Boston, Massachusetts

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